Prospectus Supplement                                             204923 6/03
dated June 16, 2003 to:

PUTNAM CALIFORNIA TAX EXEMPT MONEY MARKET FUND
Prospectus dated January 30, 2003

The Trustees of the fund have approved the termination of the fund. The effective date of the termination will be August 22, 2003, or as soon thereafter as is practicable. Any assets of the fund remaining on such date after all charges, taxes, expenses and liabilities of the fund have been paid or provided for will be reduced to distributable form and distributed to the remaining shareholders of the fund on such date in liquidation of their shares of the fund. In order to preserve the ability of any shareholders of the fund remaining on the termination date to continue to earn dividends that are exempt from federal income tax (though not California personal income tax), it is expected that the assets of the fund will, immediately prior to the close of business on the termination date, be invested in shares of Putnam Tax Exempt Money Market Fund, which will be distributed to any remaining shareholders of the fund. For information regarding Putnam Tax Exempt Money Market Fund, please call 1-800-225-1581. You can redeem your shares of the fund at any time prior to the liquidation date and receive the net asset value of your shares as described in the fund's prospectus. You may also exchange your shares of the fund at net asset value for class A shares of the Putnam Tax Exempt Money Market Fund. You should consult your tax adviser regarding the tax treatment applicable to the liquidation of the fund's shares for federal income tax purposes, as well as possible state and local tax consequences.

The fund does not expect to accept investments after July 1, 2003.